Exhibit 10.6

合同编号：

Contract No.:

技术开发（委托）合同

Technical Development (Entrustment) Contract

项目名称：《中版教育云平台软件系统》开发

Project Name: Development of Education Cloud Platform Software System (Chinese Version)

委托方（甲方）：世界图书出版上海有限公司

Entrusting Party (Party A): Shanghai World Publishing Corporation

受托方（乙方）：北京华夏大地远程教育网络服务有限公司

Entrusted Party (Party B): Beijing Huaxia Dadi Distance Learning Services Co., Ltd.

生效时间： 2016年7月12日

Effective Date: July 12, 2016

有效期限： 2020年7月11日

Expiration Date: July 11, 2020

中华人民共和国科学技术部印制

Printed by the Ministry of Science and Technology of the People´s Republic of China

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填 写 说 明

Instructions

一、本合同为中华人民共和国科学技术部印制的技术开发（委托）合同示范文本，各技术合同认定登记机构可推介技术合同当事人参照使用。

1. The Contract is the model text of the Technical Development (Entrustment) Contract printed by the Ministry of Science and Technology of the People´s Republic of China, and the technical contract certification and registration agencies may recommend the parties to a technical contract to use this Contract mutatis mutandis.

二、本合同书适用于一方当事人委托另一方当事人进行新技术、新产品、新工艺或者新材料及其系统的研究开发所订立的技术开发合同。

2. The Contract is applicable to the technology development contract according to which one Party entrusts the other Party to carry out the research and development of new technology, new product, new process or new material and its system.

三、签约一方为多个当事人的，可按各自在合同关系中的作用等，在“委托方”、“受托方”项下（增页）分别排列为共同委托人或共同受托人。

3. Several signers for one Party may be arrayed as joint consigners or joint consignees under the column of “Entrusting Party” or “Entrusted Party” (attached sheet) in accordance with their respective functions in the contract.

四、本合同书未尽事项，可由当事人附页另行约定，并可作为本合同的组成部分。

4. Any matter not covered by the Contract may be agreed by parties concerned on an attached sheet, which constitutes an inseparable part of the Contract.

五、当事人使用本合同书时约定无需填写的条款，应在该条款处注明“无”等字样。

5. Any clause not applicable to the Contract shall be filled in with “None” by parties concerned.

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技术开发（委托）合同

Technical Development (Entrustment) Contract

委托方（甲方）： 世界图书出版上海有限公司

Entrusting Party (Party A): Shanghai World Publishing Corporation

住 所 地： 上海市广中路88号9-10楼

Domicile: 9-10/F, No. 88 Guangzhong Road, Shanghai

法定代表人： 陆琦

Legal Representative: Lu Qi

项目联系人： 熊佳

Contact Person: Xiong Jia

联系方式 ：

Contact Information:

通讯地址： 上海市广中路88号9-10楼

Address: 9-10/F, No. 88 Guangzhong Road, Shanghai

电话： 021-36357951 传真： 021- 36357920

Tel: 021-36357951 Fax: 021- 36357920

电子信箱： yzhang@mail.wpcsh.com

Email: yzhang@mail.wpcsh.com

受托方（乙方）： 北京华夏大地远程教育网络服务有限公司

Entrusted Party (Party B): Beijing Huaxia Dadi Distance Learning Services Co., Ltd.

住 所 地： 北京市经济技术开发区地盛北街1号经开大厦B座5层505室

Domicile: Room 505, 5/F, B Block, Jingkai Building, North Disheng Street, Beijing Economic and Technological Development Area

法定代表人： 于洋

Legal Representative: Yu Yang

项目联系人： 王雯

Contact Person: Wang Wen

联系方式 ：

Contact Information:

通讯地址：北京市经济技术开发区地盛北街1号经开大厦B座5层505室华夏大地教育网

Address: Room 505, 5/F, B Block, Jingkai Building, North Disheng Street, Beijing Economic and Technological Development Area

电话： 010-57925018 传真： 010-57925018

Tel: 010-57925018 Fax: 010-57925018

电子信箱： wuft@edu-edu.com.cn

Email: wuft@edu-edu.com.cn

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本合同甲方委托乙方研究开发 《中版教育云平台软件系统》项目，并支付研究开发经费和报酬，乙方接受委托并进行此项研究开发工作。双方经过平等协商，在真实、充分地表达各自意愿的基础上，根据《中华人民共和国合同法》的规定，达成如下协议，并由双方共同恪守。

According to the Contract, Party A will entrust Party B to perform the research and development ("R&D") of the Education Cloud Platform Software System (Chinese Version) and shall pay the R&D funds and remuneration to Party B, and Party B will accept the said R&D work. Party A and Party B have reached the following agreement for mutual compliance in accordance with the Contract Law of the People's Republic of China through equal consultation and on the basis of faithfully and fully expressing their respective will.

第一条	本合同是中版教育云平台前期开发的延续，截至合同签署时，中版教育云平台完成了系统底层架构包括账号管理系统、消息管理系统、业务字典系统、基础数据库系统和元数据系统，分布式管理系统包括课程体系管理系统、课程管理系统、应用模块管理系统、班级分类管理系统、班级管理系统、班级授权管理系统、开课卡管理系统，基础教学系统包括教学日历、课堂学生列表管理系统、教学与学习活动管理系统、备课系统、课堂互动系统、电子教材创作系统、课件点播系统、交互式微课制作系统、课堂评测系统、考试系统、教学资源管理系统、电子学档系统，终端应用软件包括我的班级、互动课堂、我的错题本。本合同约定的开发内容应延续前期技术路线和技术框架，在前续项目已经完成的CloudBag电子书包教育云平台基础技术架构和相应功能模块及后续应用开发基础上开发本合同约定的功能模块。

Article 1	This Contract is a continuation of the early development of the Education Cloud Platform (Chinese Version), upon the signing of the Contract, the Education Cloud Platform (Chinese Version) has completed the underlying system architecture (including the account management system, message management system, business dictionary system, dictionary database system and metadata system), the distributed management system (including the curriculum system management system, curriculum management system, application module management system, class classification management system, class management system, class authorization management system, course card management system), the basic teaching system (including the teaching calendar, classroom student list management system, teaching and learning activity management system, teaching preparation system, classroom interaction system, electronic textbook creation system, courseware on demand system, interactive microlecture production system, classroom teaching evaluation system, examination system, teaching resources management system, e-learning portfolio system), and the terminal application software (including My Class, Interactive Class and My Notebook of Error Correction). The development content hereunder shall follow the early technical route and technical framework, and the function modules specified in the Contract shall be developed on the basis of the e-Schoolbag ("CloudBag") education cloud platform based technical architecture and the corresponding function modules that have been completed in the previous project and the subsequent application development.

第二条	本合同研究后续开发项目的要求如下：

Article 2	The requirements for the subsequent development project are as follows:

1．	技术目标：

1.	Technical objectives:

（1）开发完成CloudBag电子书包教育云平台中的教师信息管理系统；

 (1) Complete the development of the teacher information management system in the e-Schoolbag ("CloudBag") education cloud platform;

（2）开发完成CloudBag电子书包教育云平台中的学生学籍信息管理系统；

(2) Complete the development of the student status information management system in the e-Schoolbag ("CloudBag") education cloud platform;

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（3）开发完成CloudBag电子书包教育云平台中的教案管理系统；

(3) Complete the development of the teaching plan management system in the e-Schoolbag ("CloudBag") education cloud platform;

（4）开发完成CloudBag电子书包教育云平台中的第三方资源接口；

(4) Complete the development of the third-party resource interface in the e-Schoolbag ("CloudBag") education cloud platform;

（5）对前续项目中实际应用中发现的问题进行修改和完善；

(5) Make revision and improvement according to the problems found in the practical application of the previous project;

（6）与前续项目合同中已经完成的功能模块进行整合，形成支持数字化教学与学习过程的教育云平台产品和Android终端应用产品；

(6) Integrate with the function modules which have been completed in the previous project contract to form the education cloud platform products and Android terminal application products supporting digital teaching and learning process;

2．	技术内容：

2.	Technical contents:

（1）	CloudBag中版教育云平台中的教师信息管理系统应具备以下功能：

(1)	The teacher information management system in the CloudBag education cloud platform (Chinese Version) shall have the following functions:

a.	支持教师基础信息管理，如教师姓名，任教班级，任教科目，职称评定和个人简介等；

a.	Support the teachers' basic information management, such as teacher's name, teaching class, teaching subjects, title assessment and personal profile, etc.;

b.	支持通过拍照录入形式上传及管理老师个人照片；

b. Support uploading and managing teachers' personal photos by way of photo input;

c.	支持教师信息的查询与维护，支持批量管理操作。

c.	Support the query and maintenance of teacher information, and support batch management.

（2）	CloudBag中版教育云平台中的学生学籍信息管理系统应具备以下功能：

(2)	The student status information management system in the CloudBag education cloud platform (Chinese Version) shall have the following functions:

d.	允许管理员权限设置学生学籍信息所包含的字段；

d.	Allow administrators to set the fields contained in student status information;

e.	允许学生在登录后填写个人学籍信息；

e.	Allow students to fill in their personal status information after logging in;

f.	允许管理员权限查询与维护学生学籍信息；

f.	Allow administrators to query and maintain student status information;

g.	为对接其他平台预留接口。

g.	Reserve interfaces for docking with other platforms.

（3）	CloudBag中版教育云平台中的教案管理系统应具备以下功能：

(3)	The teaching plan management system in the CloudBag education cloud platform (Chinese Version) shall have the following functions:

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h.	支持教师使用教案管理系统创建、保存、打开、编辑、删除数字教案；

h.	Support teachers to create, save, open, edit and delete digital teaching plans by using the teaching plan management system;

i.	支持教师基于时间线组建教学活动序列，通过拖拽的方式实现教学序列的组织。系统支持的教学活动类型包括学生活动、教师活动、师生互动等；

i.	Support teachers to organize teaching activity sequence based on timeline to realize the organization of teaching sequence by dragging. The types of teaching activities supported by the system include student activities, teacher activities, teacher-student interaction, etc.;

j.	支持教学活动过程中各类数字资源的选择和调用；

j.	Support the selection and invocation of all kinds of digital resources in the process of teaching activities;

k.	支持教案共享，能够在教案共享库查看所有共享教案，并允许将教案加入个人教案收藏夹。

k.	Support teaching plan sharing, through which a teacher can view all shared teaching plans in the teaching plan sharing library and may be allowed to place the teaching plans into the personal teaching plan favorite.

（4）	CloudBag中版教育云平台中的第三方资源接口应具备以下功能：

(4)	The third-party resource interface in the CloudBag education cloud platform (Chinese Version) shall have the following functions:

l.	支持包含课件、试卷、试题及图片、视频、音频、动画、文本等多种格式的教学资源；

l.	Support a variety of teaching resources including courseware, test paper, test questions and pictures, video, audio, animation, text and other formats;

m.	支持根据教材章节，分类浏览资源；

m.	Support browsing resources classified according to the chapter of teaching materials;

n.	支持资源的打开播放、收藏、下载等。

n	Support the opening, play, collection and download etc. of resources.

（5）	根据用户反馈，对前续项目中各个子系统功能进行完善，主要完善以下子系统：

(5)	According to the user feedback, improve the functions of the subsystems in the previous project, including mainly the following subsystems:

o.	完善教学与学习管理系统；

o.	Improve the teaching and learning management system;

p.	完善课程体系管理系统；

p.	Improve the curriculum system management system;

q.	完善班级分类系统；

q.	Improve class classification system;

r.	完善开课卡系统；

r.	Improve the course card system;

s.	完善课堂学生列表管理系统；

s.	Improve the classroom student list management system;

t.	完善课堂测评系统；

t.	Improve the classroom teaching evaluation system;

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u.	完善交互式微课制作系统；

u.	Improve the interactive microlecture production system;

v.	完善教学资源管理系统；

v.	Improve the teaching resources management system;

w.	完善电子学档系统；

w.	Improve the e-learning portfolio system;

x.	完善元数据系统。

x.	Improve the metadata system.

3. 技术方法和路线： 服务器端采用Java EE技术体系，客户端基于B/S模式及Android系统开发。

3. Technical methods and routes: The server side uses the Java EE technology system, and the client side is based on the B/S mode and Android system development.

第三条 乙方应在本合同生效后 10 个工作日内向甲方提交研究开发计划。研究开发计划应包括以下主要内容：

Article 3 Party B shall submit the research and development plan to Party A within 10 working days after the Contract takes effect. The research and development plan shall include the following main contents:

1. 产品需求规格说明书

1. Specification of the products required;

2. 项目组组成人员及分工

2. Project team members and division of work;

3. 例会安排及会议纪要

3. Arrangement of regular meeting and minutes of meeting;

4. 项目计划进度

4. Project schedule.

第四条 乙方应按下列进度完成研究开发工作：

Article 4 Party B shall complete the research and development work according to the following schedule:

1. 2016年9月10日前完成本合同第二条第2款第（1）、（2）项规定的技术内容 ；

1. Complete the technical contents specified in Item (1) and Item (2) of Paragraph 2 of Article 2 before September 10, 2016;

2. 2016年10月10日前完成本合同第二条第2款第（3）、（4）、（5）项规定的技术内容 ；

2. Complete the technical contents specified in Item (3), Item (4) and Item (5) of Paragraph 2 of Article 2 before October 10, 2016;

3.2016年11月4日前完成系统性能测试及问题修改；

3. Complete the system performance test and the correction of problems before November 4, 2016;

4. 2016年11月10日前完成产品交付。

4. Complete the delivery of finished products before November 10, 2016.

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第五条 甲方应向乙方提供的技术资料及协作事项如下：

Article 5 The technical data to be provided by Party A to Party B and the cooperation matters are as follows:

1．技术资料清单： 《项目需求说明》

1. List of technical materials: Description of the Project Requirements.

2．提供时间和方式： 本合同签订后10个工作日内。

2. Time and mode of provision: Ten working days after the Contract is signed.

3．其他协作事项： 无

3. Other cooperation matters: None.

本合同履行完毕后，上述资料按以下方式处理：交回甲方封存。

After the performance of this Contract, the above materials shall be returned to Party A for sealing up.

第六条 甲方应按以下方式支付研究开发经费和报酬：

Article 6 Party A shall pay the research and development funds and remuneration in the following ways:

1．研究开发经费和报酬总额为 人民币壹佰伍拾捌万元整（小写人民币￥1580000.00元）。

1. The total amount of the research and development funds and remuneration shall be RMB One Million, Five Hundred and Eighty Thousand (in figures: ￥1,580,000.00).

2．研究开发经费由甲方分叁次支付乙方。具体支付方式和时间如下：

2. The research and development funds shall be paid by Party A to Party B in 3 installments in the ways and time specified as follows:

（1）在本合同签订后十个工作日内，甲方支付乙方项目经费伍拾陆万元整（小写人民币￥560000.00元）；

(1) Within ten working days after the Contract is signed, Party A shall pay Party B the project funds of RMB Five Hundred and Sixty Thousand (in figures: ￥560,000.00);

（2）在本合同签订后，乙方完成本合同第二条第2款第（1）、（2）（3）、（4）、（5）项规定并按照本合同第一条的规格交付甲方后十个工作日内，甲方支付乙方项目经费伍拾贰万元整（小写人民币￥520000.00元）；

(2) After the Contract is signed and within ten working days after Party B has completed the technical contents specified in Items (1)-(5) of Paragraph 2 of Article 2 and submitted the same to Party A according to the specification mentioned in Article 1, Party A shall pay Party B the project funds of RMB Five Hundred and Twenty Thousand (in figures: ￥520,000.00);

（3）在本合同签订后，乙方完成本合同规定的全部内容并完成产品及资料交付后十个工作日内，甲方支付乙方项目经费伍拾万元整（小写人民币￥500000.00元）。

(3) After the Contract is signed and within ten working days after Party B has completed all the contents hereunder and completed the delivery of products and materials, Party A shall pay Party B the project funds of RMB Five Hundred Thousand (in figures: ￥500,000.00);

3. 乙方开户银行名称和账号为：

3. Name, address and account number of Party B’s bank of deposit are as follows:

户名:北京华夏大地远程教育网络服务有限公司

Account Name: Beijing Huaxia Dadi Distance Learning Services Co., Ltd.

开户行:工商银行北京经济技术开发区宏达北路支行

Bank of Deposit: Industrial and Commercial Bank Beijing Economic and Technological Development Area North Hongda Road Sub-branch

帐号:0200059019200028622

Account No.: 0200059019200028622

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第七条 本合同的研究开发经费由乙方以 开发费 的方式使用。甲方有权以 书面信函或电子邮件 的方式检查乙方进行研究开发工作和使用研究开发经费的情况，但不得妨碍乙方的正常工作。

Article 7 The funds for research and development under the Contract shall be used by Party B as development fees. Party A shall have the right to examine Party B's research and development work and the use of research and development funds through written letters or email, but shall not impede the normal work of Party B.

第八条 本合同的变更必须由双方协商一致，并以书面形式确定。但有下列情形之一的，一方可以向另一方提出变更合同权利与义务的请求，另一方应当在 7 个工作日内予以答复；逾期未予答复的，视为同意：

Article 8 Any change to the Contract must be agreed by both Parties and determined in written form. However, in case of one of the following circumstances, one Party may request the other Party to change its rights and obligations hereunder, and the other Party shall reply within 7 working days; if it fails to do so, it shall be deemed to be agreed:

1． 无

None;

2． 无

None.

第九条 未经甲方同意，乙方不得将本合同项目部分或全部研究开发工作转让第三人承担。但有下列情况之一的，乙方可以不经甲方同意，将本合同项目部分或全部研究开发工作转让第三人承担：

Article 9 Without the consent of Party A, Party B shall not assign any part or all of the research and development work hereunder to any third party. However, Party B may assign any part or all of the research and development work hereunder to any third party without the consent of Party A.

1．无

None;

2． 无

None.

乙方可以转让研究开发工作的具体内容包括：无

The specific research and development work that may be assigned by Party B includes: None.

第十条 在本合同履行中，因出现在现有技术水平和条件下难以克服的技术困难，导致研究开发失败或部分失败，并造成一方或双方损失的，双方按如下约定承担风险损失：乙方退回相应的费用。

Article 10 During the performance of the Contract, if any Party or both Party incurred any loss due to the partial or entire failure of the research and development work caused by the insurmountable technical difficulties under existing technical level and conditions, both parties shall bear the risk of loss as agreed as follows: Party B shall return the corresponding fees.

双方确定，本合同项目的技术风险按 双方协商书面认定的方式认定。认定技术风险的基本内容应当包括技术风险的存在、范围、程度及损失大小等。认定技术风险的基本条件是：

Both Parties confirmed that the technical risks of the project hereunder are identified in writing by the Parties through consultation. The basic contents of the technical risk identification shall include the existence, scope, extent and degree of loss of the technical risk. The basic conditions for identifying technical risks include:

1． 本合同项目在现有技术水平条件下具有足够的难度；

1. There exist certain difficulties in the project under the existing technical level;

2． 乙方在主观上无过错且经认定研究开发失败为合理的失败。

2. Party B has no subjective fault and the failure of research and development is identified as reasonable failure.

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一方发现技术风险存在并有可能致使研究开发失败或部分失败的情形时，应当在7个工作 日内通知另一方并采取适当措施减少损失。逾期未通知并未采取适当措施而致使损失扩大的，应当就扩大的损失承担赔偿责任。

If any Party discovers that there exists any technical risk that may cause the partial or entire failure of the research and development, it shall notify the other Party within 7 working days and take appropriate measures to reduce the losses. If the losses are enlarged due to its failure to notify the other Party or to take appropriate measures, it shall be liable for the enlarged losses.

第十一条 在本合同履行中，因作为研究开发标的技术已经由他人公开（包括以专利权方式公开），一方应在 7 个工作 日内通知另一方解除合同。逾期未通知并致使另一方产生损失的，另一方有权要求予以赔偿。

Article 11 If, during the performance of the Contract, the technology under development has been disclosed by other persons (including the disclosure of the technology in the form of patent), one Party shall, within 7 working days, notify the other Party to terminate the Contract. If any Party fails to notify the other Party and thus causes losses to the other Party, the other Party shall have the right to claim compensation.

第十二条 双方确定因履行本合同应遵守的保密义务如下：

Article 12 The Parties acknowledge that they shall fulfill the following confidentiality obligations:

甲方：

Party A:

1. 保密内容（包括技术信息和经营信息）: 在合作过程中得到的乙方技技术资料和技术秘密，以及其他泄露后损及乙方利益的信息。

1． Confidential content (including technical information and business information): The technical materials and technical secrets obtained from Party B in the process of cooperation, as well as other information disclosure of which may damage Party B's interests.

2．涉密人员范围: 参与本项目的甲方项目组成员

2. The scope of secrete-related personnel: Party A's project team members participating in this project

3．保密期限： 自本合同签订之日起5年内。

3. Confidentiality period: Five years after the Contract is signed.

4．泄密责任： 甲方承担因泄密而对乙方造成的经济损失。

4. Liability for disclosure of confidential information: Party A shall compensate Party B's economic losses caused by Party A's disclosure of the said confidential information.

乙方：

Party B:

1. 保密内容（包括技术信息和经营信息）: 在合作过程中得到的甲方技术资料和技术秘密，以及其它泄露后损及甲方利益的信息 。

1． Confidential content (including technical information and business information): The technical materials and technical secrets obtained from Party A in the process of cooperation, as well as other information disclosure of which may damage Party A's interests.

2．涉密人员范围: 参与本项目的乙方项目组成员。

2. The scope of secrete-related personnel: Party B's project team members participating in this project.

3．保密期限： 自本合同签订之日起5年内。

3. Confidentiality period: Five years after the Contract is signed.

4．泄密责任：乙方承担因泄密而对甲方造成的经济损失。

4. Liability for disclosure of confidential information: Party B shall compensate Party A's economic losses caused by Party B's disclosure of the said confidential information.

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第十三条 乙方应当按以下方式向甲方交付研究开发成果：

Article 13 Party B shall deliver the research and development achievements to Party A in the following manner:

1．研究开发成果交付的形式及数量： 以刻录光盘形式交付《中版教育云平台软件系统》 源代码和源代码说明、软件使用说明。

1. Delivery method and quantity of the research and development achievements: Deliver the source code and source code description of the Education Cloud Platform Software System (Chinese Version) and the instructions for the use of the software in the form of CD.

2．研究开发成果交付的时间及地点： 成果交付时间以本合同第三条的约定为准，交付地点为世界图书出版上海有限公司。

2. Time and place for the delivery of the research and development achievements: The research and development achievements shall be delivered at the time stipulated in Article 3 at Shanghai World Publishing Corporation.

第十四条 双方确定，按以下标准及方法对乙方完成的研究开发成果进行验收： 根据本合同第一条及第二条的规定进行成果验收。

Article 14 The Parties agree that the acceptance of Party B's research and development achievements shall follow the following standards and methods: The acceptance of the achievements shall be carried out according to the provisions of Article 1 and Article 2.

第十五条 乙方应当保证其交付给甲方的研究开发成果不侵犯任何第三人的合法权益。如发生第三人指控甲方实施的技术侵权，乙方应当 承担全部责任。

Article 15 Party B shall ensure that the research and development achievements delivered by it to Party A shall not infringe upon the legitimate rights and interests of any third party. If any third Party claims that the technologies used by Party A infringe its patents, Party B shall bear all the responsibilities therefrom.

第十六条 双方确定，因履行本合同所产生的研究开发成果及其相关知识产权权利归属，按下列第 2 种方式处理：

Article 16 The Parties agree that the ownership of research and development achievements and relevant intellectual properties during performance of the Contract shall be treated through the 2nd method:

1．（甲、乙、双）方享有申请专利的权利。

(Party A/B/both Parties) enjoys/enjoy the right to apply for patents.

专利权取得后的使用和有关利益分配方式如下：

The methods for use of the obtained patents and the allocation of the relevant interests are as follows:

2．按技术秘密方式处理。有关使用和转让的权利归属及由此产生的利益按以下约定处理：

They shall be treated as technical secrets. The rights ownership relating to the use and transfer and the interests therefrom shall be treated as follows:

（1）技术秘密的使用权： 归甲方所有

The right to use technical secrets: owned by Party A.

（2）技术秘密的转让权： 归甲方所有

The right to transfer technical secrets: owned by Party A.

（3）相关利益的分配办法：归甲方所有

The distribution of relevant interests: owned by Party A.

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双方对本合同有关的知识产权权利归属特别约定如下：

The Parties have reached the following agreement on the ownership of intellectual property rights relating to the Contract:

第十七条 乙方不得在向甲方交付研究开发成果之前，自行将研究开发成果转让给第三人。

Article 17 Party B shall not transfer arbitrarily the research and development achievements to any third party before delivering the same to Party A.

第十八条 乙方完成本合同项目的研究开发人员享有在有关技术成果文件上写明技术成果完成者的权利和取得有关荣誉证书、奖励的权利。

Article 18 Party B's research and development personnel participating in the project hereunder shall enjoy the rights to have their names to be included in the relevant technical achievement documents and to acquire relevant honor certificates and awards.

第十九条 乙方利用研究开发经费所购置与研究开发工作有关的设备、器材、资料等财产，归乙方所有。

Article 19 The equipment, apparatuses, materials and other properties purchased by Party B using the research and development funds for the research and development work shall be owned by Party B.

第二十条 双方确定，乙方应在向甲方交付研究开发成果后，根据甲方的请求，为甲方指定的人员提供技术指导和培训，或提供与使用该研究开发成果相关的技术服务。

Article 20 The Parties agree that Party B shall, after delivering the research and development achievements to Party A, provide Party A's designated personnel with technical guidance and training or provide technical services relating to the use of the research and development achievements at the request of Party A.

1．技术服务和指导内容： 甲方在验收项目后，乙方免费为甲方提供本合同软件产品十二个月的无增量技术支持。

Contents of the technical services and guidance: Party B shall provide Party A with free technical support with no increment for the software products during 12 months after the acceptance of the project by Party A.

2：地点和方式： 电话远程方式或现场服务

Time and mode: telephone remote or field service.

3．费用及支付方式： 无

Charges and mode of payment: None.

第二十一条 双方确定：任何一方违反本合同约定，造成研究开发工作停滞、延误或失败的，按以下约定承担违约责任：

Article 21 The Parties agree that any Party which violates the Contract and thus causes the stagnation, delay or failure of the research and development shall bear the liability for breach of contract according to the following provisions:

1． 甲方违反本合同第六条约定，应当按照约定付款额千分之五的额度支付违约金。

1. Party A shall pay liquidated damages at 5‰ of the agreed amount of payment if it violates the provisions of Article 6.

2． 乙方违反本合同第四条约定，应当按照约定合同额千分之五的额度支付违约金。

2. Party B shall pay liquidated damages at 5‰ of the agreed amount of payment if it violates the provisions of Article 4.

第二十二条 双方确定，甲方有权利用乙方按照本合同约定提供的研究开发成果，进行后续改进。由此产生的具有实质性或创造性技术进步特征的新的技术成果及其权属，由甲方享有。具体相关利益的分配办如下： 无

Article 22 The Parties agree that Party A has the right to make further improvement with the research and development achievements provided by Party B in accordance with the Contract. The new technical achievements with characteristics of substantive or creative technological progress arising therefrom and the ownership thereof shall be owned by Party A. The distribution of relevant interests: None.

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乙方有权在完成本合同约定的研究开发工作后，利用该项研究开发成果进行后续改进。由此产生的具有实质性或创造性技术进步特征的新的技术成果，归乙方所有。具体相关利益的分配办法如下： 无

Party B has the right to make further improvement with the research and development achievements after it has completed the research and development work in accordance with the Contract. The new technical achievements with characteristics of substantive or creative technological progress arising therefrom shall be owned by Party B. The distribution of relevant interests: None.

第二十三条 双方确定，在本合同有效期内，甲方指定熊佳为甲方项目联系人，乙方指定王雯为乙方项目联系人。项目联系人承担以下责任：

Article 23 The Parties agree that, within the term of the Contract, Party A shall designate Xiong Jia as the contact person of Party A, and Party B shall designate Wang Wen as the contact person of Party B. The contact persons shall be responsible for:

1．组织和召集项目双方研讨会；

1. organizing and convening project seminar with the participation of both Parties;

2．共同确定项目的需求和规格；

2. defining the requirements and specifications of the project together;

3．确定项目经费的及时支付和划拨；

3. confirming the timely payment and allocation of project funds; and

4．具体落实项目成果的验收。

4. carrying out the acceptance of the project achievements.

一方变更项目联系人的，应当及时以书面形式通知另一方。未及时通知并影响本合同履行或造成损失的，应承担相应的责任。

If one Party changes its contact person, it shall notify in writing the other Party in timely manner, and, if it fails to do so and thus impact the performance of the Contract or cause any loss, it shall bear the corresponding responsibilities.

第二十四条 双方确定，出现下列情形，致使本合同的履行成为不必要或不可能的，一方可以通知另一方解除本合同；

Article 24 The Parties agree that either Party may notify the other to terminate the Contract if any of the following conditions occurs, which may make the Contract unnecessary or unable to be fulfilled:

1．因发生不可抗力或技术风险；

1. Occurrence of any force majeure or technical risks;

2． 无

2. None.

第二十五条：双方因履行本合同而发生的争议，应协商、调解解决。协商、调解不成的，确定按以下第1种方式处理：

Article 25 Any dispute arising from the performance of the Contract shall be settled through consultation and mediation. If it cannot be settled through consultation and mediation, then it shall be handled through the 1st method:

1．提交上海仲裁委员会仲裁；

1. submit the dispute to Shanghai Arbitration Commission for arbitration;

2．依法向人民法院起诉。

2. file a lawsuit with the people's court in accordance with the law.

第二十六条 本合同一式四份，具有同等法律效力。

Article 26 The Contract shall be made in quadruplicate of the same legal effect.

第二十七条 本合同经双方签字盖章后生效。

Article 27 The Contract shall come into force after signed and sealed by both Parties.

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甲方： 世界图书出版上海有限公司

Party A: Shanghai World Publishing Corporation (Company Seal)

法定代表人/委托代理人：

Legal Representative/Entrusted Agent:

2016年7月18日

07/18/2016

乙方： 北京华夏大地远程教育网络服务有限公司 （盖章）

Party B: Beijing Huaxia Dadi Distance Learning Services Co., Ltd. (Company Seal)

法定代表人/委托代理人：

Legal Representative/Entrusted Agent:

2016年7月18日

07/18/2016

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